Prepaid Expenses and Other Assets, Net (Details) - Schedule of Prepaid Expenses and Other Assets, Net - Related Party [Member] - USD ($)		Mar. 31, 2024	Mar. 31, 2023
Prepaid Expenses and Other Assets, Net (Details) - Schedule of Prepaid Expenses and Other Assets, Net [Line Items]
Deposits	[1]	$ 1,470,367	$ 1,927,362
Consumption tax receivable			20,993
Other receivables	[2]	3,309,998	4,590,901
Advance to suppliers		97,635	262,598
Prepaid expenses and others	[3]	2,714,930	2,643,465
Allowance for credit losses		(728,554)	(904,598)
Subtotal		6,864,376	8,540,721
Less: prepaid expenses and other current assets, net		(2,748,682)	(3,542,864)
Long-term prepaid expenses and other non-current assets, net		$ 4,115,694	$ 4,997,857

[1]	Deposits primarily include security deposits paid to landlords for the Company’s retail stores and distribution centers as well as security deposits paid to the Company’s suppliers and to third-party platform operators for the operations of online stores.
[2]

Other receivables as of March 31, 2024 and 2023 included $710,236 and $807,541 due from a construction company, which is a refund of the design and construction service fee the Company prepaid for the construction of its new distribution center. Since the construction company failed to obtain relevant construction permits and delayed the construction, the service agreement was terminated and the Company requested a refund of prepaid contract amount. In November 2020, the Company filed a legal case against the construction company claiming the refund of the contract prepayment, and as of the date of this report, the legal case is still in process. Although the Company is confident in winning the legal case based on management’s evaluation of the collectability on a combination of various factors, the Company fully provided an allowance for credit loss for the receivable from this construction company as of March 31, 2024 and 2023, respectively.

Other receivables as of March 31, 2024 and 2023 included approximately $1.8 million and $2.9 million due from a third-party warehouse and logistics service provider (the “Service Provider”). The Company engaged the Service Provider for warehouse and logistics services previously; however, due to the tax examination mentioned in Note 6, the Service Provider failed to provide relevant export documents for consumption tax examination, which caused the additional consumption tax to be paid to the tax authority by the Company. As a result, the Company terminated its warehouse and logistics services in October 2022, and entered into an agreement with the Service Provider, pursuant to which, the unutilized service fees will be repaid by the Service Provider over two years from the date of the agreement. As of March 31, 2024 and 2023, the Company provided an allowance for credit loss of $17,723 and $96,155 for the receivable from the Service Provider according to our accounting policy based on our best estimates.

[3]	Prepaid expenses and others as of March 31, 2024 and 2023, included prepaid expenses amounting to approximately $1.8 million (approximately ¥279.3 million) and $2.1 million (approximately ¥279.3 million), which is related to the development of a mobile application where customers could purchase products from the Company’s online shops.